                                                                    EXHIBIT 99.2

                COMMON STOCK AND WARRANT SUBSCRIPTION AGREEMENT

     This COMMON STOCK AND WARRANT SUBSCRIPTION AGREEMENT, dated as of April ___, 1998 (this "Agreement"), is entered into by and between OXIS International Inc., a Delaware corporation (the "Company") and the investor set forth on the signature page hereto ("Investor").

                                    RECITALS

     WHEREAS, Investor wishes to invest $_______ in the Company, and in doing so the Investor wishes to subscribe for and purchase, and the Company wishes to issue and sell, to Investor shares (the "Shares") of common stock, of the Company ("Common Stock") in an amount and on the terms set forth herein; and

     WHEREAS, both Investor and the Company desire that the Company issue a warrant to Investor for the future purchase of shares of Common Stock (the "Warrant") in conjunction with the purchase of the Shares in the amounts and on the terms set forth herein; and

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.  Subscription for Common Stock and Warrant.
    -----------------------------------------

    A.  The Common Stock and the Warrant.  The Company has authorized the
        --------------------------------
issuance and sale pursuant to the terms of this Agreement of the Shares and the issuance of Warrants to Investor substantially in the form attached hereto as Exhibit A. Subject to the terms and conditions of this Agreement, Investor hereby irrevocably subscribes for and agrees to purchase the number of Shares provided for in Section I.B below for the price equal to ________ which equals the closing price of the Company's Common Stock on the Nasdaq National Market on the date prior to the date hereof (the "Per Share Price") and the Warrants as provided for herein. The exercise price of the Warrants shall be 120% of the Per Share Price. Investor shall not be obligated to purchase any of the Shares unless the conditions set forth in Article II hereof shall have been satisfied or waived by Investor on or prior to the Initial Closing Date (as defined below). The Company shall not be obligated to sell any of the Shares to Investor or issue the Warrants to Investor unless the conditions set forth in
Article III hereof shall have been satisfied or waived by the Company or prior to the Initial Closing Date.

    B. The consummation of the transactions contemplated by this Agreement shall take place at two closings ("Closings") as follows:

     (1) subject to the terms and conditions of this Agreement and on the basis of the representations and warranties herein set forth, the Company will sell to Investor, and Investor will purchase from the Company, a number of Shares determined by dividing the amount of the Investor's investment (the "Purchase Price") by the Per Share Price, provided that no fractional shares shall be issued by the Company. The Purchase Price shall be payable by wire transfer of immediately available funds to such account or accounts as to which the Company may notify Investor. The Investor will deliver to the Company US$_____ at the Initial Closing, as defined below, and US$_____ at the Second Closing, in payment for the Shares and Warrants as contemplated by this Section I.

     (2) At the initial Closing ("Initial Closing") (or as soon as practicable thereafter), subject to the terms and conditions of this Agreement and on the basis of the representations and warranties herein set forth, the Company will deliver to, or at the direction of, Investor or a representative thereof, a certificate registered in the name of Investor representing _________ Shares to be purchased by Investor and a Warrant for the purchase of _______ Shares, against payment of the Purchase Price by Investor as contemplated by subsection
(1) above. The Initial Closing will take place on April ___, 1998 at a location to be designated by the Company.

     (3) As soon as practicable after the Company's Certificate of Incorporation has been amended to provide for an increase in the Company's authorized Common Stock to 95,000,000 shares, there shall be a second closing ("Second Closing"). At the Second Closing (or as soon as practicable thereafter), subject to the terms and conditions of this Agreement and on the basis of the representations and warranties herein set forth, the Company will deliver to, or at the direction of, Investor or a representative thereof, a certificate registered in the name of Investor representing ______ Shares to be purchased by Investor and a Warrant for the purchase of _______ Shares against payment of the Purchase Price by Investor as contemplated by subsection (1) above. The Second Closing will take place at a location designated by the Company. The dates of the closings contemplated by subsections (2) and (3) hereof shall be referred to as the "Closing Dates".

II. Conditions to the Obligations of Investor.  The obligation of Investor to
    -----------------------------------------
purchase Common Stock and the Warrants under this Agreement is subject to the satisfaction at or prior to the Closing Dates of each of the following conditions:

    A.  Accuracy of Representations and Warranties.  All representations and
        ------------------------------------------
warranties of the Company contained herein shall be true and correct in all material respects on and as of each Closing Date as if made on and as of such Closing Date.

    B.  Performance of Agreements; Regulatory Approvals.
        -----------------------------------------------

       (1) The Company shall have performed all obligations and agreements, and complied with all covenants and conditions contained in this Agreement to be performed or complied with by it prior to or at the applicable Closing Date.

       (2) The Company shall have executed and delivered the applicable Warrant.

       (3) The Company shall have obtained all corporate authorizations and approvals and all consents and approvals of regulatory bodies and authorities necessary to issue

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the Shares and the applicable Warrant and to enter into and perform this
Agreement and such Warrant and to consummate the transactions contemplated hereby and thereby; including, without limitation, with respect to the Second Closing, the Company's stockholders shall have approved amending the Company's Certificate of Incorporation to increase the Company's authorized Common Stock from 50,000,000 to 95,000,000 shares.

If at or prior to each Closing all of the conditions of this Article II have not been satisfied, Investor may elect to waive such conditions or to be relieved of all further obligations hereunder.

III.  Conditions to the Company's Obligations.  The obligation of the Company to
      ---------------------------------------
issue and sell the applicable Common Stock and the applicable Warrant under this Agreement is subject to satisfaction at the each Closing Date of each of the following conditions:

     A. Accuracy of Representations and Warranties.  All representations and
        ------------------------------------------
warranties of Investor contained herein shall be true and correct in all material respects on and as of the applicable Closing Date as if made on and as of such Closing Date.

     B. Performance of Agreements.  Investor shall have performed all
        -------------------------
obligations and agreements, and complied with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or at applicable Closing Date.

     C. Payment of Purchase Price.  Investor shall have delivered to the Company
        -------------------------
and the Company shall have received full payment of the applicable portion of the Purchase Price.

     D. Corporate Authorizations.  The Company shall have obtained all corporate
        ------------------------
authorizations and approvals and all consents and approvals of regulatory bodies and authorities necessary to issue the Shares and the Warrants and to enter into and perform this Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby; including, without limitation, with respect to the Second Closing, the Company's stockholders shall have approved amending the Company's Certificate of Incorporation to increase the Company's authorized Common Stock from 50,000,000 to 95,000,000 shares.

If at or prior to each Closing all of the conditions of this Article III have not been satisfied, the Company may elect to waive such conditions or to be relieved of all further obligations hereunder.

IV.  Representations, Warranties and Covenants of the Company.  Except as
     --------------------------------------------------------
otherwise set forth herein, the Company represents, warrants and covenants to Investor as of the date of this Agreement and as of each Closing Date as follows:

     A. Due Organization, Valid Existence and Authority of the Company.  The
        --------------------------------------------------------------
Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company has full right, power and authority to carry on its business as conducted and as proposed to be conducted. The Company has full right, power and authority to enter into this Agreement and each Warrant and perform its obligations hereunder and thereunder.

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     B. Authorization and Validity of Agreements.  This Agreement and each
        ----------------------------------------
Warrant have been duly authorized and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as affected by (i) bankruptcy or insolvency laws or (ii) equitable principles or public policy.

     C. No Conflict with Other Instruments; No Approvals Required Except as Have
        ------------------------------------------------------------------------
Been Obtained.  The execution and delivery of this Agreement and each Warrant by
-------------
the Company, and compliance by the Company with the terms and conditions hereof and thereof, will not violate, with or without the giving of notice or the lapse of time, or both, and will not conflict with, or require any consent or approval under, the Certificate of Incorporation or By-laws of the Company (except for such stockholder approval of the amendment of the Certificate of Incorporation, contemplated herein).

     D. Private Placement.  Based, in part, on the representations and
        -----------------
warranties of Investor set forth herein, the offer and sale of the Shares and the Warrants by the Company are being accomplished in a transaction exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act'") and from registration or qualification under all applicable state securities and "Blue-Sky" laws.

V. Representations of Investor.  Investor hereby represents and warrants to the
   ---------------------------
Company as of the date of this Agreement and as of each Closing Date as follows:

     A. Due Organization, Good Standing and Authority of the Investor.
        -------------------------------------------------------------
Investor has full right, power and authority to enter into this Agreement and perform its obligations hereunder.

     B. Authorization and Validity of Agreements.  This Agreement has been duly
        ----------------------------------------
authorized, executed and delivered by Investor and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except as affected by (i) bankruptcy or insolvency laws or (ii) equitable principles or public policy.

     C. No Conflict with Other Instruments; No Approvals Required Except as Have
        ------------------------------------------------------------------------
Been Obtained.  The execution and delivery of this Agreement and the Warrants by
-------------
Investor and compliance by Investor with the terms and conditions hereof and thereof, will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any provision of law, statute, ordinance or regulation applicable to Investor and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of Investor under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of Investor pursuant to the charter document of Investor (if Investor is not a natural person) or any order, judgment, decree, law, ordinance or regulation applicable to the Investor, or any contract, instrument, agreement or restriction to which Investor is a party or by which Investor or any of its assets or properties is bound.

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     D. Investor Awareness.  Investor acknowledges, agrees and is aware that the
        ------------------
Shares, the Warrants and the shares of Common Stock to be issued upon the exercise thereof (the "Warrant Shares") have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or under the securities laws of any other jurisdiction, including any state of the United States of America. An offer or sale of the Shares, the Warrants or the Warrant Shares by Investor in the absence of registration under such securities laws will require the availability of an exemption thereunder. A restrictive legend in substantially the form set forth in Section VI hereof shall be placed on the certificates representing the Shares, the Warrants and the Warrant Shares and a notation shall be made in the appropriate records of the Company indicating that the securities representing the Shares, the Warrants and the Warrant Shares are subject to restrictions on transfer.

     E. Receipt of Information, Access to Information, Investment Intent.
        ----------------------------------------------------------------
Investor acknowledges that it:

        (1) has been furnished with sufficient information regarding the Company and its prospects such that it has been able to understand and evaluate the risks of a purchase of the Company's securities;

        (2) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering of the Company's securities hereunder and other matters pertaining to an investment therein, has been given the opportunity to obtain such additional information necessary to evaluate the merits and risks of a purchase of the securities to the extent the Company possesses such information, and has received all documents and information that it has requested relating to an investment in the securities;

        (3) has carefully considered and has, to the extent Investor believes such discussion necessary, discussed with its professional legal, financial and tax advisors, the suitability of an investment in the securities;

        (4) understands that the Shares, Warrants and Warrant Shares to be received by Investor hereunder will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to such securities, or any portion thereof;

        (5) is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares, Warrants and Warrant Shares; and

        (6) understands that the Shares, Warrants and Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares, Warrants and Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection Investor represents that it is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     F. Accredited Investor Status.  Investor is an Accredited Investor as such
        --------------------------
term is defined in Regulation D under the Securities Act.

VI. Restrictions on Transfer.  The Shares, the Warrants and the Warrant Shares
    ------------------------
shall not be transferable except upon the conditions specified in Article V.E and in this Article VI, which are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any of the Shares, the Warrants or Warrant Shares.

     A. Restrictive Legends.  Each certificate representing the Shares, the
        -------------------
Warrants or the Warrant Shares shall (unless otherwise permitted by the provisions of this Article VI) be stamped or otherwise imprinted with a legend in substantially the following form:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES OR A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT NO REGISTRATIONS ARE REQUIRED UNDER SUCH SECURITIES LAWS."

     B.   Notice of Proposed Transfers.
          ----------------------------

          (1) The holder of the Shares, the Warrants or Warrant Shares bearing a restrictive legend set forth in Section VI.A above ("Restricted Securities"), by acceptance thereof, agrees that, unless a registration statement is in effect under the Securities Act and under applicable securities laws with respect to such Restricted Securities, prior to any transfer or attempted transfer of such Restricted Securities, such holder will give the Company (i) written notice describing the proposed transfer of any Restricted Securities in reasonable detail, (ii) such other information about the proposed transfer of such Restricted Securities or the proposed transferee of such Restricted Securities as the Company may reasonably request and (iii) an opinion of counsel (both counsel and opinion reasonably satisfactory to the Company) to the effect that the proposed transfer of such Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act and under other applicable securities laws.

          (2) If the holder of the Restricted Securities delivers to the Company the information required in Section VI.B(1) above (including without limitation an opinion of counsel that subsequent transfers of such Restricted Securities will not require registration or qualification under the Securities Act or under other applicable securities law), the Company will or will cause the transfer agent for such Restricted Securities promptly after notice of such contemplated transfer to deliver new certificates for such Restricted Securities that do not bear that section of the restrictive legend set forth in Section VI.A above imposed by the Securities Act and under other applicable securities laws of any other jurisdictions. If the foregoing conditions entitling the holder to effect a proposed transfer of such Restricted Securities without registration under the Securities Act and under other applicable securities laws have not been satisfied, Investor shall not transfer the Restricted Securities, and the Company will cause the transfer agent not to transfer such Restricted Securities on its books or issue any certificates representing such Restricted Securities. Any purported transfer of Restricted Securities not in accordance with applicable securities laws shall be void.

          (3) The restrictions imposed by this Agreement with respect to the Securities Act and under other applicable securities laws of any other jurisdictions upon the transferability of any particular shares of Restricted Securities shall cease and terminate when such shares of Restricted Securities have been sold pursuant to an effective registration statement under the Securities Act or under other applicable securities laws or transferred pursuant to Rule 144 promulgated under the Securities Act.

          (4) As used in this Agreement, the term "transfer" encompasses any sale, transfer, pledge or other disposition of any Common Stock referred to herein.

VII. Miscellaneous.
     -------------

     A.   Survival of Representations, Warranties and Covenants.  The
          -----------------------------------------------------
representations, warranties and covenants of the parties contained in this Agreement and in any document delivered or to be delivered pursuant to this Agreement and in connection with the Closings hereunder shall survive such Closings. The parties have made no representations or warranties other than those that are expressly set forth in this Agreement.

     B.   Entire Agreement.  This Agreement (including Exhibits hereto) and the
          ----------------
Warrants to which any of the parties hereto are parties, constitutes the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

     C.   Severability.  Any provision of this Agreement that is prohibited,
          ------------
unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

     D.   Binding Effect; Benefit.  This Agreement shall inure to the benefit of
          -----------------------
and be binding upon the parties hereto, and their respective successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     E.   Amendment; Waiver.  No provision of this Agreement may be amended,
          -----------------
waived or otherwise modified except by an instrument in writing executed by the parties hereto.

     F.   Expenses.  Each party shall pay its own fees and expenses, including
          --------
attorney's fees, incurred in connection with this Agreement and the other agreements and transactions contemplated hereby.

     G.   Assignment.  Neither party can assign this Agreement without the prior
          ----------
written consent of the other.

     H.   Headings.  The Articles and Section headings contained in this
          --------
Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

     I.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     J.   Applicable Law.  This Agreement shall be governed by, and construed in
          --------------
accordance with, the laws of the State of Oregon without giving effect to the principles of conflicts of laws thereof.

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

     K.   Remedies.  The remedies provided in this Agreement are cumulative and
          --------
not exclusive of any remedies provided by law.

     L.   Notices and Payment.
          -------------------

          (1) All notices, requests, demands and other communications hereunder shall be in writing and, except to the extent otherwise provided in this Agreement, shall be deemed to have been duly given if delivered by same day or next day courier or mailed, registered mail, return receipt requested, or transmitted by telegram, telex or facsimile:


                   if to Investor:




                   with a copy to:





                   if to the Company:

                         OXIS International, Inc.
                         6040 N. Cutter Circle; Suite 317
                         Portland, Oregon 97217
                         Fax: (503) 283-4058
                         Phone: (503) 283-3911

                   with a copy to:

                         Jackson Tufts Cole & Black, LLP
                         60 South Market Street, 10th Floor
                         San Jose, CA  95113
                         Fax No.:  (408) 998-4889
                         Attention:  Richard Scudellari, Esq.

A notice hereunder shall be deemed to have been given on the day such notice is sent or transmitted; provided, however, that if such notice is sent by next-day courier it shall be deemed to have been given the day following sending and, if by registered mail, five business days following sending and if sent by facsimile, when receipt is acknowledged by recipient's facsimile machine operator.

          (2) Unless otherwise provided in this Agreement, payments hereunder shall be made by wire transfer of immediately available funds.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         OXIS INTERNATIONAL, INC.,
                                         a Delaware corporation


                                         By_____________________________________
                                         Name:
                                         Title:



                                         INVESTOR:

                                         _______________________________________
                                         (Print Name)

                                         By_____________________________________
                                         Name:
                                         Title:

                                      -10-